UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2005



                             ONE LINK 4 TRAVEL, INC
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             (Exact name of registrant as specified in its charter)


          Delaware                     333-81922                  43-1941213
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


  One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA           94105
  -------------------------------------------------------------          -----
         (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (415) 293-8277
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01  Changes in Registrant's Certifying Accountant

     On October 12, 2005, One Link 4 Travel, Inc. (the "Company") engaged the firm of Mahoney Cohen & Company, CPA, P.C ("Mahoney") to serve as the Company's independent auditor.

     The Company has not, during its two most recent fiscal years and any subsequent interim periods prior to engaging Mahoney, consulted with Mahoney regarding:

     (i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided by Mahoney which was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     (ii) Any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, or an event otherwise required to be reported pursuant to Item 304(a)(1)(iv).





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 14, 2005                         ONE LINK 4 TRAVEL, INC



                                                By:    /s/ F. W. Guerin
                                                   --------------------
                                                F. W. Guerin
                                                Chief Executive Officer